Filed Pursuant to Rule 497(e)
Registration No. 333-139872

TDAX Funds, Inc. (the “Company”)

Supplement dated March 31, 2008 to the Company’s Prospectus
dated September 26, 2007

This supplement to the Company’s Prospectus relates to disclosure changes regarding the international equity asset class of the Underlying Indexes.

The following disclosures regarding international equity securities included in each Underlying Index are hereby revised.

The fourth paragraph, on page 7 of the Company’s Prospectus under the section of the Introduction entitled “WHAT ARE THE UNDERLYING INDEXES AND HOW ARE THEY CREATED AND MAINTAINED?,” is revised to read as follows:

“International equity securities: for this asset class, common stocks of foreign companies, foreign real estate investment trusts and American Depositary Receipts (“ADRs”) of securities of foreign companies may be selected.  Only securities of companies of the following countries are eligible for inclusion in the Underlying Indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (the “Eligible Foreign Countries”).”

The last sentence of the first full paragraph, on page 8 of the Company’s Prospectus under the section of the Introduction entitled “WHAT ARE THE UNDERLYING INDEXES AND HOW ARE THEY CREATED AND MAINTAINED?,” is also revised to read as follows:

“The international equity portion of each Underlying Index will seek to maintain country neutrality by maintaining country exposure that is generally in line with each Eligible Foreign Country’s percentage of the aggregate total market value of publicly traded shares for all the Eligible Foreign Countries as reported by the Central Intelligence Agency in its annual Factbook (the “CIA Factbook”).  The CIA Factbook provides an estimate of the world’s total market value of publicly traded shares and a breakdown of each country’s market value of publicly traded shares.”